Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Bruce D. Hansen and David A. Chaput, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock of General Moly, Inc. issuable pursuant to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and any and all amendments (including post-effective amendments) and additions to such Registration on Form S-8 relating to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/S/ DAVID A. CHAPUT	Chief Financial Officer	May 13, 2010
David A. Chaput	(Principal Financial Officer)

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Bruce D. Hansen and David A. Chaput, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock of General Moly, Inc. issuable pursuant to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and any and all amendments (including post-effective amendments) and additions to such Registration on Form S-8 relating to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/S/ LEE M. SHUMWAY	Controller and Treasurer	May 13, 2010
Lee M. Shumway	(Principal Accounting Officer)

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Bruce D. Hansen and David A. Chaput, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock of General Moly, Inc. issuable pursuant to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and any and all amendments (including post-effective amendments) and additions to such Registration on Form S-8 relating to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/S/ RICARDO M. CAMPOY	Director	May 13, 2010
Ricardo M. Campoy

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Bruce D. Hansen and David A. Chaput, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock of General Moly, Inc. issuable pursuant to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and any and all amendments (including post-effective amendments) and additions to such Registration on Form S-8 relating to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/S/ MARK A. LETTES	Director	May 13, 2010
Mark A. Lettes

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Bruce D. Hansen and David A. Chaput, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock of General Moly, Inc. issuable pursuant to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and any and all amendments (including post-effective amendments) and additions to such Registration on Form S-8 relating to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/S/ GARY A. LOVING	Director	May 13, 2010
Gary A. Loving

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Bruce D. Hansen and David A. Chaput, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock of General Moly, Inc. issuable pursuant to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and any and all amendments (including post-effective amendments) and additions to such Registration on Form S-8 relating to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/S/ RICHARD F. NANNA	Director	May 13, 2010
Richard F. Nanna

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Bruce D. Hansen and David A. Chaput, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock of General Moly, Inc. issuable pursuant to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and any and all amendments (including post-effective amendments) and additions to such Registration on Form S-8 relating to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/S/ R. DAVID RUSSELL	Director	May 13, 2010
R. David Russell

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Bruce D. Hansen and David A. Chaput, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock of General Moly, Inc. issuable pursuant to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and any and all amendments (including post-effective amendments) and additions to such Registration on Form S-8 relating to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Signature	Title	Date

/S/ ANDREW G. SHARKEY, III	Director	May 13, 2010
Andrew G. Sharkey, III